UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 31, 2012

SWK HOLDINGS CORPORATION
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-27163	77-0435679
(Commission File Number)	(IRS Employer Identification No.)

5314 N. River Run Drive, Suite 350, Provo, UT	84604
(Address of Principal Executive Offices)	(Zip Code)

(801) 805-1300
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreements.

On February 2, 2012, the Board of Directors (the “Board”) of SWK Holdings Corporation, formerly known as Kana Software, Inc., Delaware corporation (“SWK”), entered into a Second Amended and Restated Rights Agreement (the “Second Amended and Restated Rights Agreement”) with Computershare Trust Company, N.A., a Federally chartered trust company, as Rights Agent (“Computershare”).  This Agreement amends and restates in its entirety the terms and rights of the Rights Agreement dated as of January 26, 2006, as amended by the Amended and Restated Rights Agreement dated as of January 13, 2009, between Kana Software, Inc., and U.S. Stock Transfer Corporation, as predecessor rights agent.  The Second Amended and Restated Rights Agreement extends the expiration date of the Rights Plan from February 3, 2012 to February 3, 2015.

The foregoing description of the amendments to the Rights Plan is qualified in its entirety by reference to the Second Amended and Restated Rights Agreement, a copy of which is filed as Exhibit 4.1 to this report and incorporated by reference herein.

On January 31, 2012, the Board of Directors approved annual grants of 35,000 shares of restricted stock to the non-executive Directors, such grants to be effective as of January 31 of each year in lieu of cash compensation for services rendered by such Directors for the current calendar year. Such grant will fully vest on the one-year anniversary of such grant, provided, however, that if any such grantee shall cease to be a Director of the Company during such current year, the grant is void (subject to modification by the Compensation Committee).

 The foregoing description of the compensation award is qualified in its entirety by reference to the form of Restricted Stock Award Agreement, a copy of which is filed as Exhibit 4.2 to this report and incorporated by reference herein.

Item 3.03.	Material Modification to Rights of Security Holders.

See the description set forth in Item 1.01 of this report which is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

4.1	Second Amended and Restated Rights Agreement, dated as of February 2, 2012 by and between SWK Holdings Corp. (formerly known as Kana Software, Inc.) and Computershare Trust Company, N.A.

4.2	Form of SWK Holdings Corporation 2010 Equity Incentive Plan Restricted Stock Award Agreement dated as of January 31, 2012 by and between SWK Holdings Corp. and the grantee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWK Holdings Corporation

Date: February 2, 2012	By:	/s/ Paul V. Burgon
Name: Paul V. Burgon
Title: Interim Chief Financial Officer